Exhibit 99.2

Supplemental Information
First Quarter 2017

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this Supplemental operating and financial information package and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Alfred Lumsdaine	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Management Team

Timothy G. Wallace	W. Page Barnes	Leigh Ann Stach	Roland H. Hart	Steve Harrison
Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Vice President, Financial Reporting and Chief Accounting Officer	Vice President, Asset Management	Managing Director, Business Development

	Michael Willman	William R. Davis	James W. Short
	Vice President, Real Estate	Vice President, Information Technology	Director, Special Projects

Covering Analysts

A. Goldfarb - Sandler O'Neill			R. Stevenson - Janney Capital Markets
S. McGrath - Evercore ISI			S. Manaker - Oppenheimer
E. Fleming - SunTrust Robinson Humphrey

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, New York 11219
1.800.937.5449

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 3

HISTORICAL FFO, NORMALIZED FFO AND AFFO (1)
(dollars in thousands, except per share data)

	2017	2016				2015
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2 (3) (4)
Net income (loss)	$913	$1,033	$1,064	$508	$116	$121	$(67)	$(1,509)
Real estate depreciation and amortization	3,921	3,554	3,493	3,330	2,813	2,415	2,211	577
Total adjustments	3,921	3,554	3,493	3,330	2,813	2,415	2,211	577
Funds from Operations	$4,834	$4,587	$4,557	$3,838	$2,929	$2,536	$2,144	$(932)
Transaction costs (2)	—	200	137	204	288	243	(101)	1,546
Normalized Funds From Operations	$4,834	$4,787	$4,694	$4,042	$3,217	$2,779	$2,043	$614
Straight line rent	(265)	(201)	(171)	(138)	(95)	(69)	(50)	(14)
Deferred compensation	318	221	192	140	121	70	69	26
AFFO	$4,887	$4,807	$4,715	$4,044	$3,243	$2,780	$2,062	$626
Funds from Operations per Common Share-Diluted	$0.38	$0.36	$0.36	$0.32	$0.39	$0.34	$0.29	$(0.26)
Normalized Funds From Operations Per Common Share-Diluted	$0.38	$0.38	$0.37	$0.34	$0.43	$0.37	$0.27	$0.17
AFFO Per Common Share-Diluted	$0.38	$0.38	$0.37	$0.34	$0.43	$0.37	$0.27	$0.18
Weighted Average Common Shares Outstanding-Diluted	12,819,496	12,759,089	12,750,967	12,064,839	7,562,644	7,511,815	7,511,183	3,574,392
Weighted Average Common Shares Outstanding-Diluted for Normalized FFO and AFFO	12,819,496	12,759,089	12,750,967	12,064,839	7,562,644	7,511,815	7,511,183	3,563,389

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO"), normalized FFO and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO and AFFO are useful because they allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded and has included AFFO which it has defined as normalized FFO excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. Normalized FFO and AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definitions.

FFO, normalized FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO, normalized FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
Upon the adoption of Accounting Standards Update ("ASU") No, 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, on January 1, 2017, the Company expects that substantially all of its acquisitions will be accounted for as asset acquisitions. As such, transaction costs related to its acquisitions will be capitalized into the real estate property.

(3)	There were no revenue-generating operations prior to the Company's initial public offering in May 2015, therefore, there were no funds from operations prior to the second quarter of 2015.
(4)
Weighted average common shares outstanding used in calculating Normalized FFO and AFFO for the three months ended June 30, 2015 includes the dilutive effect of 11,003 shares of restricted common stock that were excluded in calculating the weighted average common shares outstanding for FFO because the effect was anti-dilutive due to the net loss incurred in the period.

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2017	2016				2015
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
ASSETS
Real estate properties
Land and land improvements	$33,476	$29,884	$24,109	$22,601	$19,317	$13,216	$10,407	$9,357
Buildings, improvements, and lease intangibles	248,922	222,755	182,474	171,407	140,322	119,716	90,721	78,349
Personal property	102	97	97	81	69	35	—	—
Total real estate properties	282,500	252,736	206,680	194,089	159,708	132,967	101,128	87,706
Less accumulated depreciation	(22,328)	(18,404)	(14,846)	(11,350)	(8,018)	(5,203)	(2,788)	(577)
Total real estate properties, net	260,172	234,332	191,834	182,739	151,690	127,764	98,340	87,129
Cash and cash equivalents	2,044	1,568	1,742	10,920	1,571	2,018	16,053	39,552
Mortgage note receivable, net	10,652	10,786	10,875	10,872	23,277	10,897	10,862	—
Other assets, net	4,905	4,843	4,153	3,082	2,704	2,124	1,795	1,139
Total assets	$277,773	$251,529	$208,604	$207,613	$179,242	$142,803	$127,050	$127,820

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$81,235	$51,000	$5,000	$—	$55,000	$17,000	$—	$—
Accounts payable and accrued liabilities	2,964	3,541	2,755	2,521	1,299	812	1,031	1,098
Other liabilities	3,566	2,981	3,095	3,625	3,349	2,721	1,060	687
Total liabilities	87,765	57,522	10,850	6,146	59,648	20,533	2,091	1,785

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	131	130	130	129	77	76	76	76
Additional paid-in capital	214,640	214,323	214,102	213,912	127,697	127,578	127,538	127,468
Cumulative net income (loss)	2,178	1,265	232	(832)	(1,340)	(1,456)	(1,576)	(1,509)
Accumulated other comprehensive loss	(152)	—	—	—	—	—	—	—
Cumulative dividends	(26,789)	(21,711)	(16,710)	(11,742)	(6,840)	(3,928)	(1,079)	—
Total stockholders’ equity	190,008	194,007	197,754	201,467	119,594	122,270	124,959	126,035
Total liabilities and stockholders' equity	$277,773	$251,529	$208,604	$207,613	$179,242	$142,803	$127,050	$127,820

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(dollars in thousands, except per share data)

	2017	2016				2015
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2

REVENUES
Rental income	$6,618	$5,811	$4,985	$4,530	$3,673	$3,050	$2,585	$729
Tenant reimbursements	1,128	1,314	1,188	1,105	957	1,202	655	107
Mortgage interest	261	267	270	561	536	304	—	—
	8,007	7,392	6,443	6,196	5,166	4,556	3,240	836

EXPENSES
Property operating	1,738	1,504	963	1,228	1,049	1,123	751	138
General and administrative	770	856	671	895	806	646	223	1,603
Depreciation and amortization	3,924	3,558	3,496	3,332	2,815	2,416	2,211	577
Bad debts	67	52	73	30	—	71	—	—
	6,499	5,970	5,203	5,485	4,670	4,256	3,185	2,318
OTHER INCOME (EXPENSE)
Interest expense	(597)	(391)	(185)	(222)	(380)	(183)	(140)	(41)
Interest and other income, net	2	2	9	19	—	4	18	14
	(595)	(389)	(176)	(203)	(380)	(179)	(122)	(27)
NET INCOME (LOSS)	$913	$1,033	$1,064	$508	$116	$121	$(67)	$(1,509)

NET INCOME (LOSS) PER COMMON SHARE
Net income (loss) per common share – Basic	$0.07	$0.08	$0.08	$0.04	$0.02	$0.02	$(0.01)	$(0.42)
Net income (loss) per common share – Diluted	$0.07	$0.08	$0.08	$0.04	$0.02	$0.02	$(0.01)	$(0.42)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	12,686,183	12,686,183	12,686,183	12,038,381	7,511,183	7,511,183	7,511,183	3,574,392
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	12,819,496	12,759,089	12,750,967	12,064,839	7,562,644	7,511,815	7,511,183	3,574,392
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.3875	$0.3850	$0.3825	$0.3800	$0.3775	$0.3750	$0.1420	$—

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 6

PROPERTY LOCATIONS

Approximately 41% of our property revenues are in MSAs with populations over 1,000,000 and approximately 83% are in MSAs with populations over 100,000.

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Revenue	Population	MSA/MISA	Rank
							($ 000's)
Chicago Behavioral Hospital	BF	1771 Rand Road	Des Plaines	IL	85,000	5.74%	1,900.0	6.42%	7,340,454	Chicago-Naperville-Arlington Heights, IL	5
Novamed Surgery Center	SCH	6309 West 95th Street	Oak Lawn	IL	30,455	2.06%	617.2	2.09%	7,340,454	Chicago-Naperville-Arlington Heights, IL	5
Bayside Medical Center	MOB	4001 Preston Avenue	Pasadena	TX	51,316	3.47%	583.1	1.97%	6,656,947	Houston-The Woodlands-Sugar Land, TX	8
Northwest Surgery Center	SCH	5215 Hollister Street	Houston	TX	11,200	0.76%	466.4	1.58%	6,656,947	Houston-The Woodlands-Sugar Land, TX	8
Haddon Hill	MOB	63 Kresson Road	Cherry Hill	NJ	24,636	1.66%	422.1	1.43%	6,069,875	Philadelphia-Camden-Wilmington, PA-NJ-OE-MO Metropolitan Statistical Area	17
Continuum Wellness Center	PC	3941 E. Baseline Road	Gilbert	AZ	8,200	0.55%	262.2	0.89%	4,574,531	Phoenix-Mesa-Scottsdale, AZ	17
Desert Endoscopy Center	SCH	610 E. Baseline Road	Tempe	AZ	13,000	0.88%	242.7	0.82%	4,574,531	Phoenix-Mesa-Scottsdale, AZ	17
Mountain View Surgery Center	SCH	3131 West Peoria Avenue	Phoenix	AZ	13,835	0.93%	297.5	1.01%	4,574,531	Phoenix-Mesa-Scottsdale, AZ	27
Liberty Dialysis	SC	4352 Trail Boss Drive	Castle Rock	CO	8,450	0.57%	301.5	1.02%	2,814,330	Denver-Aurora-Lakewood, CO	32
Berry Surgical Center	SCH	28500 Orchard Lake Road	Farmington Hills	MI	27,217	1.84%	627.1	2.12%	2,542,708	Warren-Troy-Farmington Hills, MI	37
Bassin Center For Plastic Surgery-Orlando	PC	422 Alafaya Trail #32	Orlando	FL	2,420	0.16%	126.0	0.43%	2,387,138	Orlando-Kissimmee-Sanford, FL	37
Bassin Center For Plastic-Surgery-Villages	PC	8575 NE 138th Lane Suites 103-104	Lady Lake	FL	2,894	0.20%	452.0	1.53%	2,387,138	Orlando-Kissimmee-Sanford, FL	37
Medical Village at Wintergarden	MOB	1210 E. Plant Street	Winter Garden	FL	21,648	1.46%	488.2	1.65%	2,387,138	Orlando-Kissimmee-Sanford, FL	42
Assurance	BF	11690 Grooms Road	Cincinnati	OH	14,381	0.97%	485.7	1.64%	2,157,719	Cincinnati, OH-KY-IN	42
Cavalier Medical & Dialysis Center	MOB	47 & 51 Cavalier Blvd	Florence	KY	36,362	2.46%	388.4	1.31%	2,157,719	Cincinnati, OH-KY-IN	45
Fresenius Florence Dialysis Center	SC	7205 Dixie Hwy	Florence	KY	18,283	1.24%	267.4	0.90%	2,157,719	Cincinnati, OH-KY-IN	45
Vascular Access Centers of Southern Nevada	PC	3150 West Charleston	Las Vegas	NV	4,800	0.32%	218.3	0.74%	2,114,801	Las Vegas-Henderson-Paradise, NV Metro Area	46
Prairie Star Medical Facility I	PC	6815 Hilltop Road	Shawnee	KS	24,557	1.66%	460.4	1.56%	2,087,471	Kansas City, MO-KS	46
Prarie Star Medical Facility II	MOB	6850 Hilltop Road	Shawnee	KS	24,840	1.68%	453.2	1.53%	2,087,471	Kansas City, MO-KS	47
Brook Park Medical Building	MOB	15900 Snow Road	Brook Park	OH	18,444	1.25%	316.4	1.07%	2,060,810	Cleveland-Elyria, OH	49
Rockside Medical Center	MOB	6701 Rockside Road	Independence	OH	54,611	3.69%	1,319.8	4.46%	2,060,810	Cleveland-Elyria, OH	55
Court Street Surgery Center	SCH	125 South Court Street	Circleville	OH	7,787	0.53%	7.8	0.03%	2,021,632	Columbus, OH	56
Assurance Health, LLC	BF	2725 Enterprise Drive	Anderson	IN	10,200	0.69%	318.2	1.08%	1,988,817	Indianapolis-Carmel-Anderson, IN	63
Associated Surgical Center of Dearborn	SCH	24420 Ford Road	Dearborn Heights	MI	12,400	0.84%	348.9	1.18%	1,759,335	Detroit-Dearborn-Livonia, MI	73
Virgina Orthopaedic & Spine Specialists	PC	3300 High Street	Portsmouth	VA	8,445	0.57%	168.9	0.57%	1,724,876	Virginia Beach-Norfolk-Newport News, VA-NC	92
Memphis Spine and Rehab Center	PC	11221 Latting Road	Eads	TN	11,669	0.79%	240.0	0.81%	1,344,127	Memphis, TN-MS-AR	96
Sterling Medical Center	MOB	200 Sterling Drive	Orchard Park	NY	28,697	1.94%	458.3	1.55%	1,135,230	Buffalo-Cheektowaga-Niagara Falls, NY	104
Los Alamos Professional Plaza	MOB	427 E. Duranta Avenue	Alamo	TX	41,797	2.82%	545.7	1.85%	842,304	McAllen-Edinburg-Mission, TX	111
Columbia Gastroenterology Surgery Center	SCH	2739 Laurel Street	Columbia	SC	16,969	1.15%	321.7	1.09%	810,068	Columbia, SC	112
Parkway Professional Plaza	MOB	4725 US Hwy 98 S	Lakeland	FL	40,000	2.70%	664.8	2.25%	650,092	Lakeland-Winter Haven, FL	112
Cypress Medical Center	MOB	9300 E. 29th Street North	Wichita	KS	43,945	2.97%	910.1	3.08%	644,610	Wichita, KS	112
Family Medicine East	PC	1709 S. Rock Road	Wichita	KS	16,581	1.12%	410.8	1.39%	644,610	Wichita, KS	114
Grene Vision Center	PC	655 N. Woodlawn Blvd	Wichita	KS	11,891	0.80%	281.5	0.95%	644,610	Wichita, KS	117
			(CONTINUED)

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 7

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Revenue	Population	MSA/MISA	Rank
							($ 000's)
UW Health Clinic- Portage	PC	2977 County Highway CX	Portage	WI	14,000	0.95%	301.9	1.02%	641,385	Madison, WI	114
Medical Village at Debary	MOB	110 Pond Court	Debary	FL	24,000	1.62%	591.8	2.00%	623,279	Deltona-Daytona Beach-Ormond Beach, FL	117
Perrysburg Medical Arts Building	MOB	1103 Village Square Drive	Perrysburg	OH	24,134	1.63%	381.8	1.29%	605,956	Toledo, OH Metro Area	119
St. Vincent Mercy Medical Center, Inc.	MOB	3930 Sunforest Court	Toledo	OH	23,368	1.58%	301.4	1.02%	605,956	Toledo, OH Metro Area	119
Bassin Center For Plastic Surgery-Melbourne	PC	1705 Berglund Lane	Viera	FL	5,228	0.35%	695.0	2.35%	568,088	Palm Bay-Melbourne-Titusville, FL	123
Eynon Surgery Center	SCH	681 Scranton Carbondale Hwy	Eynon	PA	6,500	0.44%	157.2	0.53%	558,166	Scranton--Wilkes-Barre--Hazleton, PA	125
AMG Specialty Hospital - Lafayette (1)	LTAC	310 Youngville Highway	Lafayette	LA	29,890	2.02%	1,045.0	3.53%	490,488	Lafayette, LA Metro Area	130
Grandview Plaza	PC	802 New Holland Avenue	Lancaster	PA	20,000	1.35%	465.3	1.57%	536,624	Lancaster, PA	131
Treasure Coast Medical Pavilion	MOB	3498 NW Federal Hwy #C	Jensen Beach	FL	56,457	3.81%	850.9	2.88%	454,846	Port St. Lucie, FL	141
Bristol Pediatric Associates	MOB	320 Steeles Road	Bristol	TN	10,975	0.74%	224.3	0.76%	307,120	Kingsport-Bristol-Bristol, TN-VA Metro Area	192
Wellmont Bristol Urgent Care	SC	1220 Volunteer Parkway	Bristol	TN	4,548	0.31%	65.9	0.22%	307,120	Kingsport-Bristol-Bristol, TN-VA Metro Area	192
Londonderry Centre	MOB	7030 New Sanger Avenue	Waco	TX	19,495	1.32%	417.2	1.41%	262,813	Waco, TX	210
Gulf Coast Cancer Centers- Gulf Shores	SC	253 Professional Lane	Gulf Shores	AL	6,398	0.43%	202.6	0.69%	203,709	Daphne-Fairhope-Foley, AL	248
Gulf Coast Cancer Centers-Foley	SC	1703 North Bunner Street	Foley	AL	6,146	0.42%	194.6	0.66%	203,709	Daphne-Fairhope-Foley, AL	248
Fresenius Ft. Valley	SC	135 Avera Drive	Fort Valley	GA	4,920	0.33%	120.3	0.41%	188,149	Warner Robins, GA	259
Monroe Surgical Hosptial	SCH	2408 Broadmoor Blvd	Monroe	LA	58,121	3.93%	2,070.0	7.00%	179,238	Monroe, LA Metro Area	266
ImmunoTek Bio Center	SC	505 East Webb Avenue	Burlington	NC	12,870	0.87%	272.1	0.92%	157,276	Burlington, NC Metro Area	293
Provena Medical Center	MOB	600-680 N. Convent Street	Bourbonnais	IL	54,000	3.65%	882.4	2.98%	110,879	Kankakee, IL	387
Fresenius Gallipolis Dialysis Center	SC	137 Pine Street	Gallipolis	OH	15,110	1.02%	134.8	0.46%	57,179	Point Pleasant, WV-OH Micro Area	575
Davita Etowah Dialysis Center	SC	109 Grady Road	Etowah	TN	4,720	0.32%	67.4	0.23%	52,639	Athens, TN Micro Area	604
Fresenius Dialysis Center	SC	1321 W. 2nd Avenue	Corsicana	TX	17,699	1.20%	132.0	0.45%	48,323	Corsicana, TX Micro Area	636
Arkansas Valley Surgery Center	SCH	933 Sell Avenue	Canon City	CO	10,164	0.69%	256.3	0.87%	46,692	Cañon City, CO Micro Area	650
Ottumwa Medical Clinic	MOB	1005 Pennsylvania Avenue	Ottumwa	IA	69,739	4.71%	1,709.6	5.78%	43,942	Ottumwa, IA Micro Area	685
Davita Dialysis	SC	330 Lola Lane	Pahrump	NV	12,545	0.85%	401.7	1.36%	42,477	Pahrump, NV Micro Area	697
Dahlonega Medical Mall	MOB	134 Ansley Drive	Dahlonega	GA	20,621	1.39%	198.4	0.67%	5,242
Gulf Coast Cancer Centers-Brewton	SC	1207 Azalea Place	Brewton	AL	3,971	0.27%	125.8	0.43%	5,408
Haleyville Physicians Professional Building	MOB	42030 Hwy 195 East	Haleyville	AL	29,515	1.99%	142.0	0.48%	4,173
Rettig Family Healthcare	PC	204 W Trinity Street	Groesbeck	TX	12,000	0.81%	180.0	0.61%	4,309
Russellville Medical Plaza	MOB	15155 Hwy 43 NE	Russellville	AL	29,129	1.97%	140.1	0.47%	9,830
Sanderling Dialysis Center	SC	102 Crestview Drive	Holdenville	OK	5,217	0.35%	237.5	0.80%	5,795
UH Walden Health Center	PC	1119 Aurora Hudson Road	Aurora	OH	11,000	0.74%	305.2	1.03%	15,577
Wellmont Assoicates Complex	MOB	338 Cueburn Avenue	Norton	VA	37,000	2.50%	486.4	1.64%	4,017
Wellmont Lebanon Urgent Care	SC	344 Overlook Drive	Lebanon	VA	8,369	0.57%	96.2	0.33%	3,386
Wellmont Norton Urgent Care	SC	1014 Park Avenue	Norton	VA	5,000	0.34%	57.5	0.19%	4,017
Winfield Medical Office Buildings	PC	191 Carraway Dr	Winfield	AL	60,592	4.09%	291.5	0.99%	4,717
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of March 2017 by 12 and for the mortgage was calculated based on the principal outstanding at March 31, 2017 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 8

INVESTMENT ACTIVITY
(dollars in thousands)

2017 INVESTMENT ACTIVITY

Location	Property Type	Acquisition/ Closing Date	Purchase Price	Square Feet	Aggregate Leased % at Acquisition

Property Acquisitions:
Perrysburg, OH	MOB	2/1/2017	$3,969	27,672	100.0%
Cherry Hill, NJ	MOB	2/2/2017	3,900	24,636	88.2%
Las Vegas, NV	PC	3/30/2017	1,973	4,800	100.0%
Pahrump, NV	SC	3/30/2017	4,635	12,545	100.0%
Cincinnati, OH	BF	3/31/2017	4,625	14,381	100.0%
Bristol, TN	SC	3/31/2017	675	4,548	100.0%
Lebanon, VA	SC	3/31/2017	860	8,369	100.0%
Norton, VA	SC	3/31/2017	589	5,000	100.0%
Norton, VA	MOB	3/31/2017	4,991	32,351	87.4%
Bristol, TN	MOB	3/31/2017	2,301	10,975	100.0%
Total / Weighted Average			$28,518	145,277	95.2%

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 9

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount (in thousands)	Percent (%)
Q2 2017	10	40,484	3.0%	$1,081	3.9%
Q3 2017	5	14,977	1.1%	299	1.1%
Q4 2017	8	61,121	4.6%	1,650	5.9%
2018	34	171,470	12.9%	3,684	13.0%
2019	31	139,219	10.4%	3,200	11.4%
2020	32	189,864	14.2%	3,429	12.2%
2021	14	142,716	10.7%	2,798	10.0%
2022	16	104,574	7.9%	2,011	7.2%
2023	12	68,055	5.1%	1,426	5.1%
2024	3	18,513	1.4%	460	1.6%
2025	6	29,234	2.2%	701	2.5%
2026	2	33,966	2.5%	590	2.1%
Thereafter	17	315,567	23.8%	6,707	23.9%
Month-to-Month	4	2,975	0.2%	33	0.1%
Totals	194	1,332,735	100.0%	$28,069	100.0%

(1) Total portfolio was approximately 92.2% leased in the aggregate at March 31, 2017 with lease expirations ranging from 2017 through 2032.

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 10

PROPERTY DIVERSIFICATION

Property Type (1)	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Medical Office Building (MOB)	23	$12,876	44.7%
Surgical Centers and Hospitals (SCH)	11	5,413	18.8%
Physician Clinics (PC)	15	4,135	14.3%
Behavioral Facilities (BF)	3	2,704	9.4%
Specialty Centers (SC)	15	2,677	9.3%
Long-term Acute Care Center (LTAC) (2)	1	1,028	3.5%
Total	68	$28,833	100.0%
______________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of March 2017 by 12 and for the mortgage was calculated based on the principal outstanding at March 31, 2017 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 11

PROPERTY DIVERSIFICATION
(continued)

State	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Illinois	3	$3,400	11.8%
Florida	7	3,145	10.9%
Louisiana (2)	2	3,097	10.7%
Ohio	7	2,767	9.6%
Kansas	5	2,516	8.7%
Texas	6	2,324	8.1%
Iowa	1	1,710	5.9%
Alabama	6	1,096	3.8%
Michigan	2	976	3.4%
Other (Less than 3%)	29	7,802	27.1%
Total	68	$28,833	100.0%
_________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of March 2017 by 12 and for the mortgage was calculated based on the principal outstanding at March 31, 2017 in accordance with the mortgage note.

(2) Includes one mortgage investment.

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 12

PROPERTY DIVERSIFICATION
(continued)

Tenant	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Vantage Health Plan, Inc. (Monroe Surgical)	$2,070	7.2%
2014 Health, LLC (Chicago Behavioral)	1,900	6.6%
St. Vincent Medical Group	1,158	4.0%
AMG Specialty Hospital (2)	1,028	3.6%
Fresenius	866	3.0%
Others (Less than 3%)	21,811	75.6%
Total	$28,833	100.0%

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of March 2017 by 12 and for the mortgage was calculated based on the principal outstanding at March 31, 2017 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 1Q 2017 Supplemental Information	Page 13